UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 23, 2007
BIODEL INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-33451

Delaware (State or other jurisdiction of incorporation or organization)	90-0136863 (IRS Employer Identification Number)

6 Christopher Columbus Avenue Danbury, Connecticut (Address of principal executive offices)	06810 (Zip code)
(203) 798-3600
(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On July 23, 2007, Biodel Inc., a Delaware corporation (the “Company”), entered into a lease agreement (the “Lease”) with Mulvaney Properties LLC (the “Landlord”) for approximately 20,000 rentable square feet located at 100 Saw Mill Road, Danbury, Connecticut (the “Leased Premises”) for a five year term beginning August 1, 2007 until July 31, 2012. Pursuant to the Lease, the Company will pay an annual rent of $336,806.00 payable in monthly installments (“Basic Rent”) on the first day of each month, commencing on August 1, 2007 (the “Commencement Date”). The Company has agreed to use the Leased Premises only for offices, laboratories, research, development and light manufacturing. Upon 180 days written notice prior to the expiration of the Lease, the Company may renew the Lease for one additional five year term under the same terms and conditions.
     Beginning on the first anniversary of the Commencement Date and on each anniversary thereafter, the Company has agreed to pay the Landlord additional rent determined by a calculation based upon the cost of living as reflected in the Consumers Price Index. In addition, the Company has agreed to pay as additional rent certain building operating costs, insurance and real estate taxes.
     Also on July 23, 2007, the Company entered into an amendment to each of the following existing agreements between the Company and the Landlord: (1) Lease Agreement, dated February 2, 2004, as amended (the “First Lease”), for the premises located at 6 Christopher Columbus Avenue, Danbury, Connecticut (the “First Amendment”) and (2) Lease Agreement, dated October 19, 2006 (the “Second Lease”), for the premises located at 8 Christopher Columbus Avenue, Danbury, Connecticut (the “Second Amendment”). The First Amendment provides that the Company may terminate the First Lease with 90 days prior notice to the Landlord. The Second Amendment provides that the Company may terminate the Second Lease with 60 days prior notice to the Landlord.
     The foregoing descriptions are qualified in their entirety by reference to the full text of the Lease, the First Amendment and the Second Amendment, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
          See Exhibit Index attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2007	BIODEL INC.
	By:	/s/ F. Scott Reding
F. Scott Reding, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Commercial Lease, dated July 23, 2007, by and between the Company and Mulvaney Properties LLC.
10.2	Amendment to Lease Agreement, dated February 2, 2004, as amended, by and between the Company and Mulvaney Properties LLC.
10.3	Amendment to Lease Agreement, dated October 19, 2006, by and between the Company and Mulvaney Properties LLC.

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